YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Variable Investment Fund--Zero Coupon 2000 Portfolio. For the 12-month period ended December 31, 1998, the Portfolio produced a total return, including share price changes and dividend income generated, of 7.27%,* compared to 7.19% for the Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index.** Income dividends paid from net investment income during the period amounted to $0.673 per share representing a distribution rate per share of 5.38%.***

ECONOMIC REVIEW

   During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

   A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports.

   Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

   The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed.

MARKET ENVIRONMENT

   Over the past 12 months, the bond market experienced record volatility, with sharp swings in interest rates. This volatility generated a "flight to quality" as investors scrambled for a safe haven in 1998, driving yields significantly lower. The 30-year Treasury bond began the year yielding 5.925% and ended the year yielding 5.096%. At one point, yields on the 30-year Treasury bond declined to 4.72% at the peak of fear. Investors apparently were inclined to accept these significantly lower yields for Treasuries in order to lessen quality risk.

   To put in perspective the amount of fear that arose during this tumultuous market, we can look at quality spreads. Quality spreads are the differences in yields between Treasuries and other investment grade securities like corporate bonds, mortgage-backed securities and agency securities. The quality spreads among these securities reached levels during the reporting period that were last seen in the early 1990s during a recession. At the end of the reporting period, these securities recovered somewhat from the dramatically wide spread levels that were reached during the month of October. The primary reason for the recovery is that the Fed lowered interest rates three times during the reporting period to provide liquidity in an effort to calm the markets.

PORTFOLIO OVERVIEW

   During 1998 we maintained a slightly above-average duration for the target maturity of this Portfolio most of the year, which worked out quite well. We also aimed at a December 2000 target maturity, with a slight bias to shorter maturities outperforming longer ones in the Portfolio's exposure. This worked out well, as the Fed eventually lowered interest rates. At the end of the fiscal year, the Portfolio reflected a neutral duration strategy.

We continued to target zero coupon bonds where possible for the Portfolio. We will look to move any issues that are longer in maturity than the target back toward the target date. We have also emphasized agency zero coupon notes.

   Thank you for your investment with Dreyfus. We appreciate the opportunity to serve your investment needs.

               Very truly yours,



           [Gerald E. Thunelius signature]


           Gerald E. Thunelius

           Portfolio Manager

January 15, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.--The Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO  DECEMBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO AND THE MERRILL LYNCH U.S. TREASURY
                          COUPON 2-YEAR STRIPS INDEX

                                    Dollars

$21,459

Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio

$17,954

Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (8/31/90)

                     December 31, 1998                 December 31, 1998              to December 31, 1998

                   ____________________             ___________________           ________________________
                            7.27%                            5.94%                            9.59%
------------------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, Zero Coupon 2000 Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index on that date. All dividends and capital gain distributions are reinvested

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                                         Principal

Bonds and Notes--98.0%                                                                              Amount            Value
-------------------------------------------------------                                          ____________      ____________
                      Foreign--2.4% Deutsche Bank AG,

                                        Medium-Term Notes, Zero Coupon, 2000 . . . . . . .       $..1,000,000     $     938,442
                                                                                                                   ____________

             Municipal Bonds--3.5%  New Jersey Economic Development Authority,

                                        State Pension Funding Bonds, Ser. 1997B,

                                        Zero Coupon, 2001  . . . . . . . . . . . . . . . .          1,500,000         1,342,545
                                                                                                                   ____________

          U.S. Government

                   Agencies--85.7%  Chattanooga Valley,

                                        Secured First Mortgage, Zero Coupon, 1/1/2000  . .            176,000           167,126

                                    FACO Coupon Strips,

                                        Ser. 97-1, Zero Coupon, 7/21/2000  . . . . . . . .          4,743,000         4,403,605

                                    FICO Coupon Strips:

                                        Ser. 1, Zero Coupon, 11/11/2000  . . . . . . . . .          1,132,000         1,034,450

                                        Ser. 15, Zero Coupon, 9/7/2001 . . . . . . . . . .          2,500,000         2,186,600

                                    Federal Home Loan Bank Coupon Strips,

                                        Ser. A-1, Zero Coupon, 2/25/2003 . . . . . . . . .          1,789,000         1,453,271

                                    Federal Home Loan Mortgage:

                                        Coupon Strips, Zero Coupon, 5/15/2000  . . . . . .          5,000,000         4,686,150

                                        Principal Strips, Zero Coupon, 5/15/2000 . . . . .          1,000,000           937,569

                                    Federal National Mortgage Association:

                                        Medium-Term Notes, Coupon Strips:

                                           Zero Coupon, 4/8/2001 . . . . . . . . . . . . .          5,500,000         4,917,770

                                           Zero Coupon, 7/24/2001  . . . . . . . . . . . .          1,227,000         1,081,501

                                        Principal Strips,

                                           Zero Coupon, 8/7/2001 . . . . . . . . . . . . .          6,000,000         5,279,160

                                    Tennessee Valley Authority:

                                        Coupon Strips, Zero Coupon, 11/1/2000  . . . . . .          3,000,000         2,744,196

                                        Principal Strips, Zero Coupon, 11/1/2000 . . . . .          4,500,000         4,114,089
                                                                                                                   ____________

                                                                                                                     33,005,487
                                                                                                                   ____________

             U.S. Government--6.4%  U.S. Treasury Bonds,

                                        4.25%, 11/15/2003  . . . . . . . . . . . . . . . .          2,500,000         2,468,550
                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $36,919,565) . . . . . . . . . . . . . . . .                          $37,755,024
                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                   Principal

Short-Term Investments--.4%                                                                         Amount            Value
-------------------------------------------------------                                          ____________      ____________

U.S. Government Agency

                Discount Note--.3%  Federal Home Loan Banks, 4.30%, 1/4/1999 . . . . . . .      $.....100,000    $       99,964
                                                                                                                   ____________

          U.S. Treasury Bills--.1%  4.50%, 1/21/1999 . . . . . . . . . . . . . . . . . . .             25,000            24,939

                                    4%, 1/28/1999  . . . . . . . . . . . . . . . . . . . .             25,000            24,930
                                                                                                                   ____________

                                                                                                                         49,869
                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $149,827)  . . . . . . . . . . . . . . . . .                        $     149,833
                                                                                                                   ____________

TOTAL INVESTMENTS (cost $37,069,392) . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.4%       $37,904,857
                                                                                                      _______      ____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.6%      $    623,135
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $38,527,992
                                                                                                      _______      ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $37,069,392       $37,904,857

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              647,343

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                               13,795

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               10,231

                                                                                                                   ____________

                                                                                                                     38,576,226
                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               16,929

                                 Payable for shares of Beneficial Interest redeemed  . . .                                5,991

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               25,314
                                                                                                                   ____________

                                                                                                                         48,234
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $38,527,992
                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $37,887,511

                                 Accumulated net realized gain (loss) on investments . . .                             (194,984)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                              835,465

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $38,527,992
                                                                                                                   ____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            3,082,677

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $12.50
                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $2,169,448

EXPENSES:                        Investment advisory fee--Note 3(a)  . . . . . . . . . . .           $162,716

                                 Prospectus and shareholders' reports  . . . . . . . . . .             19,627

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             17,091

                                 Custodian fees--Note 3(a) . . . . . . . . . . . . . . . .              9,324

                                 Trustees' fees and expenses--Note 3(b)  . . . . . . . . .              1,272

                                 Shareholder servicing costs . . . . . . . . . . . . . . .                817

                                 Registration fees . . . . . . . . . . . . . . . . . . . .                797

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .                532

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                218

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              2,114

                                                                                                    _________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                              214,508

                                                                                                                     ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,954,940

                                                                                                                     ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .         $   53,302

                                 Net realized gain (loss) on financial futures . . . . . .             35,191

                                                                                                    _________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                               88,493

                                 Net unrealized appreciation (depreciation) on investments
                                    [including ($18,906) net unrealized depreciation

                                    on financial futures]  . . . . . . . . . . . . . . . .                              467,097

                                                                                                                     ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              555,590

                                                                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $2,510,530

                                                                                                                   ___________

                                                                                                                   ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended         Year Ended

                                                                                      December 31, 1998   December 31, 1997
                                                                                      _________________   _________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  1,954,940        $  1,852,449

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .                 88,493            (236,008)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .                467,097             641,766

                                                                                          ____________         ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .              2,510,530           2,258,207

                                                                                          ____________         ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,955,398)          (1,851,991)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .               --                  (341,946)

                                                                                          ____________         ____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,955,398)          (2,193,937)

                                                                                          ____________         ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .             9,622,198            7,185,361

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,955,398            2,193,937

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .            (8,710,873)          (6,133,188)

                                                                                          ____________         ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . .             2,866,723            3,246,110

                                                                                          ____________         ____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .             3,421,855            3,310,380

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             35,106,137          31,795,757

                                                                                          ____________         ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $38,527,992         $35,106,137

                                                                                          ____________         ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .               ---             $        458

                                                                                          ____________         ____________

                                                                                             Shares               Shares

                                                                                          ____________         ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                770,401             586,814

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                157,239             179,780

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (698,443)           (500,612)

                                                                                           ____________        ____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .                229,197             265,982
                                                                                          ____________         ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                        Year Ended December 31,

                                                                      ______________________________________________________

PER SHARE DATA:                                                      1998         1997         1996          1995         1994
                                                                   _______       _______     _______       _______     _______
   Net asset value, beginning of period  . . . . . . . . . .        $12.30        $12.29      $12.70        $11.39      $12.57

                                                                  ________      ________    ________      ________    ________

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .67           .69         .68           .69         .69

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .20           .14        (.36)         1.31       (1.18)

                                                                  ________      ________    ________      ________    ________

   Total from Investment Operations  . . . . . . . . . . . .           .87           .83         .32          2.00        (.49)

                                                                  ________      ________    ________      ________    ________

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.67)        (.69)        (.68)         (.69)       (.68)

   Dividends from net realized gain on investments . . . . .            --         (.13)        (.05)           --        (.01)

                                                                  ________     ________     ________      ________    ________

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.67)        (.82)        (.73)         (.69)       (.69)
                                                                  ________     ________     ________      ________    ________

   Net asset value, end of period  . . . . . . . . . . . . .        $12.50       $12.30       $12.29        $12.70      $11.39
                                                                  ________     ________     ________      ________    ________

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          7.27%        7.01%        2.59%        17.95%      (3.91%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .59%         .61%         .66%          .68%          --

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.41%        5.65%        5.54%         5.73%        6.04%

   Decrease reflected in above expense ratios

       due to undertakings by The Dreyfus Corporation  . . .            --           --           --           .03%        1.05%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         84.71%      200.54%       98.28%        49.43%         --

   Net Assets, end of period (000's Omitted) . . . . . . . .       $38,528      $35,106      $31,796       $22,291     $10,913

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series receives net earnings credits based on available cash balances left on deposit.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.
Dividends from net realized capital gain, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The  Series  has  an  unused capital loss carryover of approximately $146,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1998, the Series was charged $94 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1998, the Series was charged $9,324 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1998, amounted to $29,968,758 and $29,895,714, respectively.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1998, there were no financial futures contract outstanding.

   (B) At December 31, 1998, accumulated net unrealized appreciation on investments was $835,465, consisting of $859,163 gross unrealized appreciation and $23,698 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) , as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999



                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

ZERO COUPON 2000 PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             119AR9812

Variable

Investment Fund,

ZERO COUPON 2000

PORTFOLIO

Annual Report

December 31, 1998